Guidance ï Vision ï Experience	American Beacon Small Cap Index Fund	Ticker Symbol: Institutional: ASCIX

SUMMARY PROSPECTUS	APRIL 29, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated April 29, 2011, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is to match the performance of the Russell 2000® Index (the “Russell 2000 Index” or “Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share classes
Institutional
Management fees[1]	0.01%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.17%

Total annual fund operating expenses[1]	0.18%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s shares of the allocated expenses of the Small Cap Index Series (“Portfolio”) of the Quantitative Master Series LLC.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Institutional	$18	$58	$101	$230

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund invests all of its investable assets in the Small Cap Index Series of the Quantitative Master Series LLC, therefore, the portfolio turnover rate is that of the Master Small Cap Index Series. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing substantially all of its investable assets in the Small Cap Index Series (“Portfolio”) of the Quantitative Master Series LLC (“Index Trust”). The discussion below refers to investments made by the Portfolio. For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, as determined by the Frank Russell Company. As of December 31, 2010, the market capitalizations of the companies in the Russell 2000 Index ranged from $24 million to $5.0 billion. The Portfolio will be substantially invested in securities in the Russell 2000 Index, and under normal circumstances will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities in the Russell 2000 Index. The Fund is also a non-diversified fund.

Using a statistical sampling technique, the Portfolio invests in a sample of the stocks included in the Russell 2000 Index and aims to create a portfolio that approximates the performance of the Russell 2000 Index. The Portfolio does not invest in all of the common stocks in the Russell 2000 Index, or in the same weightings as in the Russell 2000 Index and so has fewer transaction costs than it would incur through full replication. The Portfolio chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 Index as a whole.

In addition, the Portfolio may at times invest a significant portion of its assets in options or futures contracts linked to the performance of the Index. These derivatives allow the Portfolio to increase or decrease exposure to the Index quickly and at less cost than buying or selling stocks. The Portfolio may invest in options, futures and other derivative investments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. The Portfolio may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Portfolio may use derivatives

Summary Prospectus ï April 29, 2011	American Beacon Small Cap Index Fund

for hedging purposes, including anticipatory hedges, and to seek to enhance returns. The Portfolio is not required to use hedging and may choose not to do so. The Portfolio may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Since the Portfolio invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Portfolio’s investments in stocks will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions. From time to time, certain securities held by the Portfolio may have limited marketability and may be difficult to sell at favorable times or prices. If the Portfolio is forced to sell such securities to meet redemption requests or other cash needs, the Portfolio may have to sell them at a loss.

Tracking Error Risk
The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. Other factors that may affect the Portfolio’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by the Portfolio, the different closing times of international and U.S. markets, and different valuation methodologies employed by the Portfolio and the Index. In addition, the return on the sample of stocks purchased by the Portfolio, or futures or other derivative positions taken by the Portfolio, to replicate the performance of the Index may not correlate precisely with the return on the Index. The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Passive Strategy/Index Risk
The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy.

Securities Lending Risk
To the extent the Portfolio lends its securities, it may be subject to the following risk. Borrowers of the Portfolio’s securities typically provide collateral in the form of securities issued or guaranteed by the U.S. Government or cash that is reinvested in securities. The securities received as collateral or the securities in which cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Derivatives Risk
Derivatives may involve significant risk and have the potential for losses in excess of the principal amount invested. Derivatives may be illiquid and may be more volatile than other types of investments. The Portfolio may buy derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counterparty credit risk, which is the risk that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result the Portfolio may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. In addition, the Portfolio’s investments in derivatives are subject to the following risks:

•	Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Portfolio and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.
•	Hedging Risk. If the Portfolio uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Portfolio’s return, or create a loss.
•	Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.
•	Swap Agreements. Swaps are subject to counterparty risk. Credit default swaps, including credit default swaps on baskets of securities (such as the CDX indices), are subject to credit risk on the underlying investment. Equity swaps are subject to market risk. Total return swaps may be subject to credit risk and market risk.

Equity Security Risk
Equity securities generally are subject to market risk. The Portfolio’s investments in equity securities may include

Summary Prospectus ï April 29, 2011	American Beacon Small Cap Index Fund

common stock, preferred stock, securities convertible into common stock and real estate investment trusts (“REITs”). Common stock ranks bellow preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly or indirectly relating to that company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, preferred stock and convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Short Sale Risk
Short sales may involve the potential loss of more money than the actual cost of the investment. Third parties to a short sale may fail to honor the contract terms, causing a loss to the Portfolio.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you could lose money by investing in the Fund.

Master/Feeder Structure Risk
Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Master Portfolio with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the corresponding Master Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Master Portfolio.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	23.23%
(1/1/01 through 12/31/10)	(2nd Quarter 2003)
Lowest Quarterly Return:	-25.96%
(1/1/01 through 12/31/10)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2010
	Inception Date
	of Class
Institutional Class	7/31/2000	1 Year	5 Years	10 Years
Return Before Taxes		27.05%	4.47%	6.24%
Return After Taxes on Distributions		26.84%	3.68%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares		17.87%	3.60%	5.21%

Indexes (reflects no deduction for
fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 2000® Index	26.85%	4.47%	6.33%
Lipper Small-Cap Core Funds Index	25.71%	4.76%	6.95%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
American Beacon Advisors, Inc. serves as the Manager of the Fund.

The Manager invests all of the Fund’s investable assets in the Master Small Cap Index Series of the Index Trust which is advised by BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr., President & CEO	Since 2011
Wyatt L. Crumpler, Vice President, Asset Management	Since 2007
Cynthia M. Thatcher, Portfolio Manager	Since Fund Inception (2000)

Summary Prospectus ï April 29, 2011	American Beacon Small Cap Index Fund

BlackRock Advisors, LLC
Edward Corallo, Portfolio Manager/ Managing Director	Since 2010
Christopher Bliss, CFA, Portfolio Manager/Managing Director	Since 2011
Jennifer Hsui, CFA, Portfolio Manager/ Managing Director	Since 2011
Creighton Jue, CFA, Portfolio Manager/ Managing Director	Since 2011

Purchase and Sale of Fund Shares

The American Beacon Small Cap Index Fund closed to new investors on September 1, 2010. Existing shareholders may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Existing shareholders may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. Existing shareholders also may purchase, redeem or exchange shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum subsequent investment is $50 if the investment is made by ACH, check or exchange. No minimum applies to subsequent investments by wire.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï April 29, 2011	American Beacon Small Cap Index Fund
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